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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       NOVEMBER 2, 1999 (OCTOBER 28, 1999)
                             -----------------------



                      CELL TECH INTERNATIONAL INCORPORATED
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         DELAWARE                      0-21015                   22-3345046
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
     OF INCORPORATION)                 NUMBER)               IDENTIFICATION NO.)



         1300 MAIN STREET, KLAMATH FALLS, OREGON                97601
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



Registrant's telephone number, including area code (541) 882-5406
                                                   --------------


                509 COUNTY LINE ROAD, RADNOR, PENNSYLVANIA 19807
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a) The previous independent accountants for the Registrant were KPMG LLP ("KPMG").

          i) On October 28, 1999, Cell Tech International Incorporated, formerly HumaScan Inc., (the "Company") received notice that KPMG LLP resigned as the independent accountants for the Company.

          ii) The reports of KPMG on the HumaScan Inc. financial statements for the calendar years ending December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principles.

          iii) In connection with HumaScan Inc.'s audits for the calendar years ending December 31, 1997 and 1996, and from January 1, 1998 through October 28, 1999, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          iv) During the two calendar years ending December 31, 1997 and 1996 there have been no reportable events, as they related to HumaScan Inc., as defined in Regulation S-K Item 304(a)(1)(v).

          v) The Company has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

     b)   New independent accountants

          i)   The Company is currently qualifying a new accounting firm.

     c)   Exhibits

             EXHIBIT NUMBER     DESCRIPTION
             --------------     -----------
                  16            Letter from KPMG dated November 2, 1999
                                agreeing with the statements contained in the Company's Form 8-K dated November 2, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 1999          CELL TECH INTERNATIONAL INCORPORATED
                                  ------------------------------------

                                  (Registrant)

                                  /s/ MARTA C. KOLLMAN
                                  --------------------
                                      Marta C. Kollman
                                      Chief Executive Officer and President